SILVERSUN
TECHNOLOGIES, INC.



Digital Transformation for the SMB Marketplace

SAFE HARBOR STATEMENT

Statements and/or figures included in this presentation that are not historical facts (including any statements or projections concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are made based upon management's current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company's future prospects and therefore involve a number of risks and uncertainties. SilverSun Technologies, Inc cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. SilverSun Technologies, Inc. expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

SILVERSUN TECHNOLOGIES, INC.

Business in the 21st Century is Data Driven



Procurement
Human Resources
Finance
Expense
Marketplace
Business Development
Project Accounting
Security
Business Analytics
SilverSun
SILVERSUN TECHNOLOGIES, INC.

What is Digital Transformation (DX)?

Organizations Adapt To Changes In Their Ecosystem By Leveraging Digital Technologies To Create Digitally Enhanced, Customer Centric Business Models


Create New Customer Experiences
Improve Operational Efficiencies
Generate New Revenue Streams
Rapidly Respond To Changing Conditions

SILVERSUN TECHNOLOGIES, INC.

Digital Transformation: Our Customer’s Journey


Technology Path: Analog to Digital
Batch Spreadsheets
On-Premise/ Silos
Cloud ERP/SaaS
Data Optimization/ Omnichannel
Operational Path: Manual to Automation
Chaos Dysfunctional
Process Efficiency
Modern Platform
Digital Transformation
Financial Path: CapEx to OpEx

Technology, Operational and Financial Paths are Synchronized

SILVERSUN TECHNOLOGIES, INC.

Market Opportunity



Software Revenue Growth Rate through 2018
5.5x
Higher Cloud Software vs
Perpetual Software Growth
Cloud
Software
Perpetual
Software

$1.21T Spend on Digital Transformation in 2019

17.9% Increase in Digital Transformation Spend over 2018

$125B Spend from Process Manufacturing Alone

60-70% Of all software, services, and technology spend will be cloud based by 2020

85% Enterprise decision-makers say they have a time frame of two years to make significant inroads into digital transformation

IDC
Analyze the Future

SILVERSUN
TECHNOLOGIES, INC.

How SilverSun Enables Digital Transformation


Our Solutions
Core Accounting
ERP Solutions
eCommerce
Mobility
HR/Talent Mgmt
Hosting/SOC
Payment Automation
Marketplace Applications
Acumatica
datto
Avalara
Microsoft
sage
avidxchange
SAP Concur
cimcloud
Proprietary Offerings
MAPADOC EDI
TIME & BILLING SOLUTIONS
SCS
CCDC
SmartSOC
Transformational Services
Mobility
eCommerce
Cybersecurity
IaaS
Application Hosting
Payment Automation
Artificial Intelligence

SilverSun Technologies, Inc.

Company Focus: Large Team with Nationwide Presence

Human Capital

- A team of over 175 professionals

Over 5,000 customers

Brick & Mortar Offices

- North & South New Jersey, North Carolina, California, Illinois, Minnesota, New York, Arizona, Washington State, Oregon



Technology Partners

- Sage, Acumatica, SPS Commerce, CyberHat, AvidXchange, Avalara, HighJump, Datto, Continuum, Microsoft, IBM, Cisco, Tangerine

Historical Revenue Growth



21% Compound Annual Growth Rate
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,487
$10,522
$13,200
$17,400
$21,460
$27,640
$34,121
$34,852
41,000
2010
2011
2012
2013
2014
2015
2016
2017
2018

SILVERSUN TECHNOLOGIES, INC.

SilverSun's 2019 Q1 Performance Details

	03/31/19	03/31/18	Increase/Decrease
Total Revenues	$10,492,758	$9,310,074	12.7%
Gross Profit	$4,476,892	$3,940,738	13.6%
EBITDA (+ Share-based comp)	$355,681	$284,696	24.9%
Net Income	$96,036	$58,387	64.5%
Earnings Per Share	$0.02	$0.01	
Cash	$653,116	$1,900,857	
Accounts Receivable	$2,950,300	$2,378,144	
Long Term Debt (net)	$1,745,426	$1,176,999	
Total Stockholders' Equity	$4,436,909	$4,334,160	
Cash Dividends Paid	$0.05	N/A	

SILVERSUN TECHNOLOGIES, INC.

SilverSun's Rapidly Growing Top Line and Recurring Revenue



Annualized MRR by Product
NWS
EDI
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018



Recurring Revenue
Maintenance & Support
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018



Total Annual Revenue
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

SILVERSUN
TECHNOLOGIES, INC.

Key Growth Initiatives

Acquisitions

- Geographic + Market Vertical Expansion
- Since 2012, Completed 15 Acquisitions

Partner Success Program

- Increase Customer Base
- Increased Gross Profit at Minimal Incremental Expense

Organic Growth

- Software Applications
- Technology Solutions
- New Proprietary Products

Cyber Security

- SOC-as-a-Service
- Israeli Technology Partner

Partner Success Program

- Enables smaller Sage Software channel partners to contractually align their customers with our organization.
- Was successful in increasing the growth of our customer base by over 1700 customers in 2018.
- Reduces cost of customer acquisition to $0. Will share margin with smaller partner.
- Provides scale and leverage to negotiate with 3rd party providers – Become exclusive wholesalers/Master Distributors.
- Creates pipeline for potential future acquisitions.

Our Growth Strategy


Acquire Intellectual Property
Promote Cross-Selling and Up-Selling of Software and Services Across Consolidated Customer Platform
Sage Partner Success Program
Aggressively Increase Customer Count
Continue to acquire smaller resellers with strategic value and significant customer bases
Increase Monthly Recurring Revenue

SILVERSUN TECHNOLOGIES, INC.

2019 Roadmap to Success

- Organic Growth >10%
- Grow Installed Customer Base 2000 customers.
- Increase Recurring Revenue to Over 50% of Total Revenue – Subscription, Cloud and MSP
- Increase EBITDA Margin to >8%
- Complete at least one, and possibly more, significant acquisitions

Key Investment Highlights

- Rapid Growth and Continued Development of New Recurring Revenue Streams
- Strong cash flow and balance sheet
- 21% CAGR Over the Last 8 Years
- CEO owns ~45% of outstanding common stock. Interests aligned.
- Net operating loss (NOL) of ~$6.3 million to shelter future earnings
- Has paid cash dividends last 3 years

Stock Information

Exchange | Ticker:	NASDAQ: SSNT
Shares Outstanding:	4,501,755
Estimated Public Float:	2,000,000
Current Share Price:	$3.00
Current Market Capitalization:	$13.50 million
Q1 Revenues (3/31/19)	$10.49 million
Q1 EBITDA +share based comp (3/31/19)	$0.35 million

Questions?